BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC       QUARTERLY REPORT      DECEMBER 31, 2001

DEAR FELLOW SHAREHOLDERS:

   We turned in disappointing relative results in the December quarter. While most of the stocks that drove peer funds and indexes did not fit our disciplines, the upshot is Brandywine Advisors Fund posted a 4.20 percent gain when many others enjoyed stronger performance.

   Investors favored technology in the past three months, including the Internet software, telecom equipment and computer networking companies that contributed to gains in the indexes. The Fund's tech weighting remains relatively low because, in general, prices are too high relative to earnings and the foreseeable outlook is weak.

   Many others agree that tech stock prices are well ahead of reality. Short interest on the Nasdaq Stock Market rose to a record 4.2 billion shares in the four weeks through December 15. Investors who sell shares "short" borrow stock and sell it in a bet that they can replace the stock at a lower cost in the future.

   A key semiconductor industry contact from a company that saw its stock rise more than 40 percent in the December quarter epitomizes the kind of feedback your team's grassroots research continues to uncover within the tech sector. He said he was "skeptical" regarding recent share-price rises and "doubtful" that end demand would help remedy a persistent inventory problem among his customers anytime soon.

   A dearth in spending on technology products was the chief problem plaguing the tech sector in 2001. A survey by Gartner Inc. and Soundview Technology forecasts a tech-product spending increase of just 1.5 percent in 2002, while Merrill Lynch & Co. expects tech spending to drop 5 percent.

   While avoiding over-priced, fundamentally troubled companies worked against us in the quarter, it allowed Brandywine Advisors Fund to complete its first full year on October 31 with results that outperformed 88 percent of the 93 mid-cap growth funds in Morningstar's Mutual Funds publication.

   Our commitment to investing in companies with strong fundamental outlooks is the reason Brandywine Advisors has held strong relative ground since its inception. The Fund retraced 17.08 percent since its October 31, 2000 start date, while the S&P 500 Index and Nasdaq Industrials Index declined 18.48 and
24.74 percent. We're grateful for your longer-term perspective, but we nevertheless get frustrated in quarters like the one just completed.

                 BRANDYWINE ADVISORS FUND OUTPACES KEY INDEXES
                      SINCE ITS OCTOBER 31, 2000 INCEPTION

                    BRANDYWINE ADVISORS FUND         -17.08%
                    S&P 500 INDEX                    -18.48%
                    NASDAQ INDUSTRIALS INDEX         -24.74%

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Health-care-related companies continue to possess some of the strongest earnings outlooks, especially those offering products and services that promise to lower health-care costs such as generic drug makers and pharmacy benefits managers.

   Research Team Leader Nate Dougall says opportunity lies in congressional support for lower-cost generic drugs. Additionally, Nate sees pressure continuing to rise among corporate customers facing a second consecutive year of double-digit rises in employee medical costs in 2002.

   The average branded drug sells for about three times the price of a generic alternative, and Nate's contacts in insurance, pharmacy benefits management and elsewhere plan to focus on generics to rein in costs. Sales of generic drugs in the U.S. are expected to rise 19 percent to more than $13 billion in 2002.

   Additionally, while the tech sector as a whole is far from out of the woods, your team is isolating individual tech companies with renewed prospects. Still, your team doesn't set out to buy "health care" or "technology" because one place or the other seems to be where the action is. Strong fundamentals and reasonable valuations are what attract our attention, one company at a time.

   The average Brandywine Advisors holding sells at 20 times 2002 earnings estimates with 27 percent earnings growth expected in 2002. The average S&P 500 component, which saw earnings fall 23 percent last year, sells at nearly 24 times 2002 estimates with just 13 percent earnings growth predicted.

   A company-by-company focus is especially important now because the degree to which companies weathered the recession's darkest days will play a role in determining how they perform when the clouds part.

   Is there a lingering inventory hangover that will lead to an untimely charge? Will recent discounts granted to customers create future pricing issues? Did the company lose market share by providing lackluster service amid slumping sales? Your team conducts more than 1,000 interviews each week with company managements, customers, competitors and suppliers to get answers to questions like these as we strive to isolate the companies most likely to exceed Wall Street expectations.

   All of my stock-market investments are in the Brandywine Funds. Same goes for Bill D'Alonzo and the assets in your team's pension plan, so we remain committed to the same time-tested approach even when short-term results allow others to shine.

   We appreciate your confidence in our research-driven strategy and the team that implements it on your behalf. Your team is committed to continuing to earn that confidence in the months and years ahead.

   God Bless!

   /s/Foster Friess

   Foster Friess
   President

A SHAREHOLDER'S PERSPECTIVE . . .

   Brandywine Fund shareholder Bill Joy, Co-Founder and Chief Scientist of Sun Microsystems, wrote the following article for Fortune magazine's November 26 cover story "11 Takes on Terror," which Bill and the folks at Fortune graciously agreed to share with you.

   In an article in Wired in early 2001, I wrote about how I feared accidents involving emerging technology, crazy people, and weapons of mass destruction. Now I'm writing a book about it. I was getting ready to work on it in New York on the evening of September 10, unpacking books with titles like Anthrax, Plague Wars, Nuclear Madness, and The New Terror: Facing the Threat of Biological and Chemical Weapons. The country has gotten a big education in all these subjects over the past month or so.

   Now networks are being attacked: the transportation and postal networks, networks that are vulnerable. If you send something that leaks through a network, the network gets contaminated, just as a [computer virus] worm replicates through the Internet and contaminates it. Anthrax is using the network to behave as if it's contagious.

   Still, I'm not more scared than before. This problem existed. If we had done nothing, then the chance of catastrophe would have become larger and larger. But now we've become aware of it in a way that allows us to take action. I would call this a medium-scale disaster. Smallpox or nuclear would have been large-scale.

   I felt after I wrote my article that there was no political will to address these problems. That's changed. We're closer to the discussion we need to have. We're not quite there yet.

   We're uncomfortable because we're perceiving things we didn't see before. But they were there all along. Is that a bad thing? I don't think so. People feel sad because they now know the way the world always was. That's sad but healthy.

   FORTUNE, (c)2001 Time Inc. All rights reserved.

CIRCUIT CITY GROUP, CC

   Appliances take up a lot of space. They are also less profitable for retailers than items in markets where technological advances feed a steady stream of cutting-edge products. That's why Circuit City Group stopped selling appliances, freeing up floor space for products such as wide-screen TVs, DVD players and video-game consoles in time for the holiday season.

   NYSE-listed Circuit City is a virtually debt-free company that operates more than 630 retail electronics stores. It also sells used-cars through nearly three dozen Carmax Group superstore sites. A combination of revitalized interest in electronic gadgets and recession-fueled demand for quality, affordable cars is restoring growth to Circuit City after an earnings slide last year.

   Same-store sales rose 6 percent for the month of November at Circuit City's electronics stores, reversing steep declines of previous months as sales of digital products soared. Carmax sales jumped 38 percent in the November quarter, driving 144 percent earnings growth for the business and helping its parent company top Wall Street expectations.

   Carmax vehicles are typically no more than three years old, differentiating its inventory from mom-and-pop dealers with older inventories. The company's scale gives it the upper hand in everything from buying power and warranty coverage to detailing and vehicle servicing.

   Your team spoke with Chief Executive Officer Alan McCollough about how Circuit City is leveraging Carmax's recent success to help get its consumer electronics business back on track. Circuit City Group recently sold nearly 10 million shares of its Carmax subsidiary for roughly $150 million, which it will use to help finance the remodeling of the company's electronics stores.

   Your team bought Circuit City Group shares at 19 times consensus estimates for its fiscal year ended February 2003, when analysts predict the company will grow earnings 24 percent to $1.08 a share.

MICHAELS STORES, MIK

   Patriotic consumers rushed to Michaels Stores to stock up on red, white and blue following September 11, helping the company beat October-quarter estimates with 27 percent growth. Now, amid economic uncertainty and a broad desire to give gifts with meaning, holiday shoppers are turning to Michaels for supplies to handcraft gifts from the heart.

   NYSE-listed Michaels is the largest U.S. arts-and-crafts supplier, with 628 outlets in 48 states, Canada and Puerto Rico. It also operates 120 Aaron Brothers stores, mainly on the West Coast, which offer framed art and art supplies.

   Handmade gifts are an affordable way for people to let their loved ones know they care. The average shopper spends $18 per visit to a Michaels outlet store. Plus, with folks traveling less and looking for fun ways to spend time with the family, home-based craft activities are seeing renewed interest.

   Sales jumped 35 percent for the month of November after a 16 percent increase in the October quarter. While most retailers resorted to deep discounts that pinched profit margins, Michaels cut back on promotions and focused on selling more items at full price than in years past. Same-store sales increased every month this year.

   Your team spoke with Vice President of Finance Chris Holland about the company's success managing the largest asset on the balance sheet, its inventory. Michaels' new inventory-tracking system customizes product shipments based on prior-year sales, sending different regions different shipments based on projected demand. Average inventory on a per-store basis is expected to increase by less than 5 percent by year-end.

   Your team bought Michaels in August at just 12 times consensus earnings estimates for the fiscal year ending January 2003. Analysts predict Michaels will grow earnings 19 percent in both its fiscal years ended January 2002 and 2003.

YOUR RESEARCH TEAM . . .

   A key component of the Friess research process is ensuring that each one of your in-house researchers has the assistance he or she needs to conduct, on a good day, 10 or more interviews with company contacts. Renae Donohue makes sure that Research Team Leader Bill Dugdale's schedule is full, and only with matters directly related to his obligation to identify exciting stocks.

   As a Research Manager, Renae tackles the critical details that enable Bill to do his job as effectively as possible. She arranges management meetings, schedules phone interviews with company executives, makes travel plans and handles broker contacts. Renae also monitors the stocks for which Bill and his team are responsible, making sure Bill knows whenever news breaks.

   "Renae paged me during a meeting with the management of a company we own to let me know a stock we were tracking was trading in an attractive price range," Bill explained. "By the time I left the meeting and was headed for the airport, Renae had set up an interview with the company's CEO to take place while I was waiting for my flight to take off."

   Bill bought the stock, MCSI, in early October. The company subsequently topped Wall Street earnings expectations for the September quarter, as his prior research indicated it would.

   "Working with Renae is like having extra sets of eyes and ears," Bill said, "and her focus on maximizing my productivity enables me to conduct about a dozen research interviews a day."

   Renae earned a bachelor-of-science degree in social sciences with a minor in economics from Radford University. Before joining your team more than six years ago, Renae was the accounts receivable manager at a local gas company. Her favorite activity is spending time with her toddler, Mickey, who always keeps her running. Renae is also a real animal lover, having served on the board of directors for the Delaware Humane Association for three years.

YOUR CLIENT SERVICES TEAM . . .

   When Chief Investment Officer Bill D'Alonzo needs performance data on a research team's stocks, he turns to David Park. Should Client Liaison teammate Joe Fields need a special report for a client, he asks David. A statistics whiz, the former engineer is the go-to guy for proving or disproving a hunch with hard facts.

   "David studies our best and worst performing stocks each week and provides the research team reports that allow us to spot positive trends or impending trouble within the portfolio," said Bill D'Alonzo, who calls David our in-house supercomputer. "He also analyzes the contributions of our external brokers and consultants, enabling us to identify the people whose insights benefit clients and shareholders the most."

   Number crunching and related analysis, however, is just part of what David offers. He serves as the Site Leader for our Jackson office, which entails a multitude of office-management responsibilities, including human resources and building maintenance matters. David even helps the technologically challenged with computer-related problems when they arise.

   "Whether he shares an important observation on one of our holdings or makes sure somebody's laptop can access our database from the road, David increases our research team's effectiveness by freeing up our time to make calls to company managements, competitors, customers and suppliers," Research Team Leader Ethan Steinberg said.

   Due to his intimate knowledge of the Friess investment strategy, David also is playing an increasing role on our client liaison team. He hosts shareholders who often stop by the office while vacationing in Jackson and gives presentations to groups of investors.

   David earned a bachelor-of-science degree in mechanical engineering from the University of Texas at Austin. He worked for a software company and a consulting firm before joining Friess. David also spent four years as a field engineer working in the Alaskan oil patch.

   As an avid outdoorsman, David is thrilled to live in Jackson, where he enjoys Tele-mark and Alpine skiing in the winter and cycling and fly-fishing in the summer.

ON THE CUTTING EDGE . . .

Each quarter we share examples of innovative ideas that cross your team's radar screen. Some of these might impact your life now or in the future, while others fail to ever evolve into practical applications.

A QUIET JET BOAT?

Ships and even small boats are a major source of noise and other pollution on today's crowded waterways. Rolls-Royce Naval Marine in Walpole, Massachusetts is developing a new waterjet technology that promises to improve that situation. Waterjets propel boats and even large ships, such as ferries, by shooting water out their sterns, allowing them to maneuver in water that would be too shallow for propellers. Instead of expelling water above a vessel's waterline, the new design discharges the stream underwater, thereby reducing wake and lowering noise. The Rolls-Royce waterjet operates at up to 50,000 horsepower, suitable for propelling fast ships like naval destroyers, which would benefit from the underwater jets' stealth. Smaller boats may also benefit from similar technology, as a 2,000-horsepower version is scheduled for testing in spring 2003.

MULTILINGUAL TRANSLATOR THAT FITS IN YOUR POCKET

One of the challenges of traveling abroad is making sense of signs and restaurant menus written in a foreign language. A translation device being developed at the Almaden Research Center in San Jose, California could ease the problem. Called InfoScope, the unit consists of a handheld device equipped with a digital camera that takes snapshots of the text the user is interested in. The image is sent wirelessly, via the user's cell phone, to a remote server. The server identifies the text in the image and translates the words into a selected language. Within 15 seconds, the translation is relayed back to the handheld and superimposed on the photographed scene. The device should be on the market in two to five years.

BACTERIA BUSTING BRISTLES

Chemical warfare against bacteria can lead to resistant strains of bacteria while introducing potentially harmful substances in sensitive places like hospitals and laboratories. Biologist Kim Lewis of Northeastern University and chemist Alexander Klibanov of MIT teamed up to create an environmentally friendly surface that stays sterile. The surface, which can be applied to virtually any material, including glass, metal, plastic or wood, consists of microscopic polymer bristles. Any bacterium landing on the surface is killed as the polymer spikes poke holes in the microbe's membrane, allowing the contents to squirt out. The polymer bristle attacks such a fundamental part of bacteria, the membrane, that species are unlikely to develop a defense against it. The researchers foresee uses from toys to public telephones to drinking-water pipes.

PROTECTING AN AIRPORT WITH A SPIDER'S WEB

As any spider in the center of its web knows, a tautly spun line is an excellent conductor of vibrations. Researchers at Penn State made use of taut lines to create an inexpensive technology that turns a perimeter fence into the digital equivalent of a spider web. Put a foot on this fence and the vibrations that result will head straight for a computer equipped to sound an alarm. The fence is intended to monitor the borders of airfields, military installations and reservoirs where higher-tech microwave systems, which cost about $165 per foot, would be prohibitively expensive. Using ordinary wire, a series of vibration sensors, weights for tension and a related computer, the new system can protect miles of perimeter for about $2 a foot. The system can distinguish between human and woodchuck activity, and it functions in all weather conditions. Cut the wire and the system will go down, but not before revealing the location of the invader. The system should be ready for commercial use within a year.

                            BRANDYWINE ADVISORS FUND

   PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF DECEMBER 31, 2001

 1.  St. Jude Medical, Inc.                            +8.1%
 2.  IVAX Corp.                                        -7.9%
 3.  HealthSouth Corp.                                 +0.2%
 4.  Circuit City Stores-Circuit City Group            +5.0%
 5.  Tenet Healthcare Corp.                            +5.2%
 6.  H&R Block, Inc.                                   +2.6%
 7.  NIKE, Inc. Cl B                                   +3.2%
 8.  Boston Scientific Corp.                           -0.1%
 9.  Barr Laboratories, Inc.                           +1.2%
10.  Apogent Technologies Inc.                         +1.4%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        27%
                         S&P 500                    13%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2002 VS 2001

 ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, DECEMBER 31,
                                     2001.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                   LARGE CAP
                              $15 billion and over
                                      5.7%

                                    MID CAP
                           $1 billion to $15 billion
                                     90.8%

                                   SMALL CAP
                                below $1 billion
                                      1.7%

                                      CASH
                                      1.8%

TOP TEN INDUSTRY GROUPS

Medical Products (16.6%)
Medical Services (13.7%)
Pharmaceuticals (12.0%)
Retailing (7.8%)
Health Care Related (7.1%)
Apparel & Shoe Retailers (6.3%)
Financial/Business Services (4.8%)
Food/Restaurants (4.7%)
Software (4.7%)
Medical/Managed Care  (3.9%)
Cash (1.8%)
All Others (16.6%)

                            BRANDYWINE ADVISORS FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                        $ GAIN
BIGGEST $ WINNERS   (IN THOUSANDS)   % GAIN   REASON FOR MOVE
-----------------    -------------   ------   ---------------

     St. Jude
  Medical, Inc.         $276.5        3.4     The company topped expectations
                                              with 32 percent September-quarter
                                              earnings growth on strong sales
                                              of new products. St. Jude's
                                              largest unit, cardiac rhythm
                                              management, saw U.S. pacemaker
                                              sales grow 17 percent in the
                                              quarter.

   Circuit City
   Stores, Inc.         $209.0        5.0     Earnings at the electronics
                                              retailer grew thanks in part to
                                              its decision last year to stop
                                              selling appliances, freeing up
                                              space for higher-margin digital
                                              products. Strong sales at Carmax,
                                              its used-car subsidiary, also
                                              aided results, as economic
                                              uncertainty spurred demand for
                                              affordable cars. November-quarter
                                              earnings growth exceeded
                                              estimates by 43 percent.

     Priority
 Healthcare Corp.       $142.2        7.7     September-quarter revenues grew
                                              42 percent as demand surged for
                                              the company's drugs used to treat
                                              Hepatitis C. The company will
                                              expand its specialty
                                              pharmaceuticals distribution
                                              business through a joint venture
                                              with AdvancePCS and begin serving
                                              patients this January.

     Michaels
   Stores, Inc.         $133.1        10.0    The operator of craft stores
                                              benefited as shoppers looked for
                                              affordable ways to give something
                                              meaningful this holiday season.
                                              Michaels reined in previous-year
                                              promotions and kept margins
                                              intact despite heavy discount
                                              activity among most retailers.
                                              October-quarter earnings growth
                                              of 27 percent beat Wall Street
                                              estimates.

Progressive Corp.       $106.9        9.2     Sharply improved underwriting
                                              profitability and reduced
                                              expenses related to settling
                                              losses led to robust September-
                                              quarter earnings growth for the
                                              insurance provider. Progressive
                                              earned $2.01 a share versus $0.51
                                              in the year-ago period, topping
                                              estimates by 31 percent. You sold
                                              when shares hit target price.

                        $ LOSS
 BIGGEST $ LOSERS   (IN THOUSANDS)   % LOSS   REASON FOR MOVE
 ----------------    -------------   ------   ---------------

   Mirant Corp.         $378.4        47.6    The independent power producer
                                              suffered after credit agencies
                                              tightened debt-rating standards
                                              in the wake of Enron's collapse.
                                              Credit agencies lowered Mirant's
                                              ratings, making it more difficult
                                              for the company to back trades
                                              and raise capital. You sold
                                              Mirant during the quarter.

   Dynegy, Inc.         $318.2        33.7    You sold shares when the energy
                                              sector came under pressure after
                                              the discovery of enormous debt
                                              buried in Enron's various limited
                                              partnership arrangements, none of
                                              which were detailed in the
                                              company's financial statements.
                                              Dynegy withdrew its offer to
                                              acquire Enron, but was later
                                              awarded the right to purchase
                                              Enron's northern natural-gas
                                              pipeline.

    IVAX Corp.           $173.0       3.4     September-quarter earnings grew
                                              71 percent. Shares fell as legal
                                              battles arose regarding IVAX's
                                              right to sell the generic version
                                              of Bristol-Myers Squibb's cancer-
                                              drug Taxol. The generic-drug
                                              manufacturer has asked the FDA to
                                              uphold its earlier approval of
                                              the generic label.

   Advance PCS          $122.8        4.4     Shares came under pressure when
                                              two major competitors lost a
                                              contract to Merck's Medco unit,
                                              raising concerns of competitive
                                              pricing going forward. September-
                                              quarter earnings grew to $0.30
                                              per share from $0.13 a year ago
                                              as the pharmacy management
                                              company's expanding mail-order
                                              business improved operating
                                              margins and cut costs for
                                              clients.

     THQ Inc.           $100.1        4.6     Despite reports of robust
                                              sales of the company's
                                              Monsters Inc. and WWF
                                              video games this holiday
                                              season, shares fell on
                                              rumors that its licensing
                                              agreement for
                                              Nickelodeon's Rugrats
                                              could expire. September-
                                              quarter earnings beat
                                              estimates by 27 percent.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               December 31, 2001
                                  (Unaudited)

SHARES OR                                                            QUOTED
PRINCIPAL                                                            MARKET
  AMOUNT                                              COST        VALUE (B)<F2>
  ------                                              ----        -------------

COMMON STOCKS - 98.2% (A)<F1>

             AEROSPACE/DEFENSE - 3.5%
    21,000   Alliant Techsystems Inc.             $  1,601,120    $  1,621,200
    30,600   L-3 Communications Holdings, Inc.       2,704,210       2,754,000
                                                  ------------    ------------
                                                     4,305,330       4,375,200

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 6.3%
   114,300   Foot Locker, Inc.                       1,769,942       1,788,795
    64,700   NIKE, Inc. Cl B                         3,527,069       3,638,728
    19,100   Ross Stores, Inc.                         617,876         612,728
    12,600   Talbots, Inc.                             437,051         456,750
    35,600   TJX Companies, Inc.                     1,400,317       1,419,016
                                                  ------------    ------------
                                                     7,752,255       7,916,017

                  THIS SECTOR IS 2.1% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 0.8%
    43,300   Masco Corp.                             1,065,093       1,060,850

                  THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 1.1%
     9,500   Computer Sciences Corp.                   467,225         465,310
    53,800   Gateway, Inc.                             438,915         432,552
    11,900   Overture Services, Inc.                   427,725         421,617
                                                  ------------    ------------
                                                     1,333,865       1,319,479

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

             DRILLING & OIL/GAS SERVICES - 3.1%
    41,700   ENSCO International Inc.                1,001,742       1,036,245
    29,514   GlobalSantaFe Corp.                       821,136         841,739
   133,000   Key Energy Services, Inc.               1,327,260       1,223,600
    10,100   Noble Drilling Corp.                      338,580         343,804
    24,800   Pride International, Inc.                 371,881         374,480
                                                  ------------    ------------
                                                     3,860,599       3,819,868

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 4.8%
    11,100   The BISYS Group, Inc.                     699,130         710,289
     1,000   Education Management Corp.                 35,568          36,250
    11,100   Exult Inc.                                169,968         178,155
    86,600   H&R Block, Inc.                         3,771,983       3,871,020
    27,700   SEI Investments Co.                     1,248,198       1,249,547
                                                  ------------    ------------
                                                     5,924,847       6,045,261

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 4.7%
    13,800   Dean Foods Co.                            904,626         941,160
    54,800   General Mills, Inc.                     2,838,404       2,850,148
    13,700   Tricon Global Restaurants, Inc.           664,082         674,040
    49,700   Wendy's International, Inc.             1,439,072       1,449,749
                                                  ------------    ------------
                                                     5,846,184       5,915,097

                  THIS SECTOR IS 1.2% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 7.1%
    90,600   AdvancePCS                              2,749,847       2,659,110
    39,400   Express Scripts, Inc.                   1,798,112       1,842,344
    11,900   Fisher Scientific International Inc.      347,309         347,480
    55,300   McKesson Corp.                          2,064,613       2,068,220
    56,600   Priority Healthcare Corp. Cl B          1,885,705       1,991,754
                                                  ------------    ------------
                                                     8,845,586       8,908,908

                  THIS SECTOR IS 0.7% ABOVE YOUR FUND'S COST.

             HOME/OFFICE RELATED - 0.6%
    27,300   Newell Rubbermaid Inc.                    759,138         752,661

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

             INSURANCE - 3.7%
    24,500   Mercury General Corp.                   1,019,932       1,069,670
    40,100   Old Republic International Corp.        1,115,915       1,123,201
    12,600   PartnerRe Ltd.                            663,073         680,400
    18,700   RenaissanceRe Holdings, Ltd.            1,785,880       1,783,980
                                                  ------------    ------------
                                                     4,584,800       4,657,251

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 0.7%
    47,800   Pactiv Corp.                              801,590         848,450

                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 3.9%
    13,400   Anthem, Inc.                              615,103         663,300
   120,800   Caremark Rx, Inc.                       1,840,479       1,970,248
    71,100   Humana Inc.                               834,553         838,269
    21,000   Trigon Healthcare, Inc.                 1,430,905       1,458,450
                                                  ------------    ------------
                                                     4,721,040       4,930,267

                  THIS SECTOR IS 4.4% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 16.6%
    18,600   Allergan, Inc.                          1,386,697       1,395,930
   110,900   Apogent Technologies Inc.               2,820,332       2,861,220
    34,800   Beckman Coulter, Inc.                   1,519,561       1,541,640
   137,000   Boston Scientific Corp.                 3,308,326       3,304,440
    37,800   Cytyc Corp.                               988,645         986,580
   106,400   St. Jude Medical, Inc.                  7,643,394       8,261,960
    48,600   Thoratec Corp.                            850,037         826,200
    52,600   Zimmer Holdings, Inc.                   1,545,234       1,606,404
                                                  ------------    ------------
                                                    20,062,226      20,784,374

                  THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 13.7%
    14,500   Charles River Laboratories
              International, Inc.                      481,404         485,460
    76,100   DaVita, Inc.                            1,735,093       1,860,645
     5,700   DENTSPLY International Inc.               287,399         286,140
    61,400   Health Management Associates, Inc.      1,126,077       1,129,760
   326,100   HEALTHSOUTH Corp.                       4,825,506       4,832,802
    31,700   Manor Care, Inc.                          759,487         751,607
    55,000   Omnicare, Inc.                          1,284,354       1,368,400
    69,100   Tenet Healthcare Corp.                  3,855,566       4,057,552
    53,500   Universal Health Services, Inc. Cl B    2,286,504       2,288,730
                                                  ------------    ------------
                                                    16,641,390      17,061,096

                  THIS SECTOR IS 2.5% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 0.8%
    48,900   Ocean Energy Inc.                         936,494         938,880

                  THIS SECTOR IS 0.3% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 12.0%
    13,800   Andrx Group                               896,703         971,658
    38,200   Barr Laboratories, Inc.                 2,996,768       3,031,552
     7,600   Enzon, Inc.                               427,709         427,728
   246,600   IVAX Corp.                              5,393,768       4,966,524
    34,500   King Pharmaceuticals, Inc.              1,422,961       1,453,485
    36,100   Shire Pharmaceuticals Group PLC         1,394,641       1,321,260
    52,000   SICOR Inc.                                893,868         815,360
    32,800   Teva Pharmaceutical
              Industries Ltd. ADR                    2,005,332       2,021,464
                                                  ------------    ------------
                                                    15,431,750      15,009,031

                  THIS SECTOR IS 2.7% BELOW YOUR FUND'S COST.

             RETAILING - 7.8%
    36,300   Barnes & Noble, Inc.                    1,057,633       1,074,480
   169,400   Circuit City Stores-
              Circuit City Group                     4,186,970       4,395,930
    27,800   Dollar Tree Stores, Inc.                  863,230         859,298
    27,100   Family Dollar Stores, Inc.                781,153         812,458
    44,300   Michaels Stores, Inc.                   1,340,454       1,459,685
    31,000   Performance Food Group Co.              1,093,052       1,090,270
                                                  ------------    ------------
                                                     9,322,492       9,692,121

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 0.7%
    40,900   ATI Technologies Inc.                     524,847         519,430
    15,300   Integrated Circuit Systems, Inc.          331,196         345,627
                                                  ------------    ------------
                                                       856,043         865,057

                  THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

             SOFTWARE - 4.7%
    36,700   Activision, Inc.                          958,656         954,567
    34,800   NetIQ Corp.                             1,199,643       1,227,048
    79,100   Rational Software Corp.                 1,596,008       1,542,450
    43,200   THQ Inc.                                2,194,000       2,093,904
                                                  ------------    ------------
                                                     5,948,307       5,817,969

                  THIS SECTOR IS 2.2% BELOW YOUR FUND'S COST.

             MISCELLANEOUS - 1.6%
    28,300   Ball Corp.                              1,835,896       2,000,810

                  THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
             Total common stocks                   120,834,925     122,718,647

SHORT-TERM INVESTMENTS - 1.9% (A)<F1>

             COMMERCIAL PAPER - 1.2%
$1,500,000   American General Finance ECN,
             due 01/02/02, discount of 1.79%         1,499,926       1,499,926

             VARIABLE RATE DEMAND NOTES - 0.7%
   214,783   American Family Financial Services        214,783         214,783
   690,000   Wisconsin Corporate Central
              Credit Union                             690,000         690,000
                                                  ------------    ------------
             Total variable rate demand notes          904,783         904,783
                                                  ------------    ------------
             Total short-term investments            2,404,709       2,404,709
                                                  ------------    ------------
             Total investments                    $123,239,634     125,123,356
                                                  ------------
                                                  ------------
             Liabilities, less cash and
             receivables (0.1%) (A)<F1>                               (161,320)
                                                                  ------------
              NET ASSETS                                          $124,962,036
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($124,962,036/14,388,429
             shares outstanding)                                         $8.68
                                                                         -----
                                                                         -----

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

                 RINGING IN THE NEW YEAR ONE COMPANY AT A TIME

   The National Bureau of Economic Research officially announced in late November what most folks already knew: The U.S. economy is in a recession. Since then, Wall Street strategists and other pundits have been speculating over when a recovery will take place and how quickly it will occur.

   Your team doesn't spend a lot of its time trying to answer such broad questions. Instead, we remain focused on individual-company prospects because there are always some companies growing earnings and exceeding estimates even as "the economy" or "the market" languishes.

   Some say "recovery" is evidenced in the end-of-the-year rally in the tech sector. Investors bidding up prices of still-troubled technology companies are betting on brighter days ahead, irrespective of current fundamental realities. What's more, this surge in the face of falling earnings estimates is pushing many tech stocks back onto the precarious, high-PE perch that first got them in trouble back in March 2000.

   Remember, tech-company earnings have fallen even further than their beaten-down share prices. September-quarter earnings for the companies that comprise the S&P Technology Index fell 71 percent from year-ago levels. Consensus estimates call for them to drop 62 percent in the December quarter. Meanwhile, the index is up 46 percent from its September low through December 27. We buy real earnings, not hopes, and for short periods when investors choose to gamble our fundamentals-driven approach will be out of sync with the market.

   We've enlisted 34 research professionals that conduct more than 1,000 interviews each and every week to find the companies that are most likely to post better earnings than the investment community expects. We look for solid earnings visibility that is confirmed by company management and independently by scores of calls to customers, competitors and suppliers. If management's guidance pans out after this research, the PE is in our comfort zone and Wall Street is not already all over the story, then we become buyers.

   Our research-intensive approach allows us to capitalize on the relationship between earnings performance and stock prices by isolating companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates. The average Friess holding sells at less than 19 times earnings estimates and is expected to grow earnings 32 percent next year. By comparison, the average S&P 500 component sells at a higher 23 times estimates with just a 13 percent earnings increase predicted by analysts.

   In addition to rapid earnings growth and reasonable valuations, we typically require potential holdings to possess at least three years of earnings history and $3 million in after-tax income, avoiding commitments to unproven concept stocks and other speculative investments. This prudent approach allowed us to completely sidestep the collapse of the technology bubble.

   Each potential holding - whether it's a shoe retailer or an optical networking equipment maker - must earn its way into the portfolio by having more upside potential than an existing holding based on an in-depth evaluation of its fundamental prospects. This system of "forced displacement" allows us to nimbly maneuver toward companies with earnings strength despite broad changes that often catch other investors off guard.

   Your team doesn't speculate like others seem to have in recent weeks. We focus on individual-company fundamentals even when others ignore them, knowing that over the long haul investors always return to evaluating each company on its own merits. Whether we're in a "recession" on not, our strategy's guiding motto remains: "Never invest in the stock market, invest in individual businesses."

                         BRANDYWINE FUNDS SHAREHOLDERS
                        EXPAND BOARD WITH SEASONED TEAM

   Shareholders in October approved increasing the number of directors from four to eight and elected six new board members, filling vacancies created by the retirements of longtime directors Stig Ramel and Jack Burris. We thought you might enjoy learning about your new board as we embark on a new year.

   ROBERT BIRCH - Robert is Chairman and President of the New America High Income Fund, a high-yield bond fund traded on the New York Stock Exchange, adding fresh perspective to the Brandywine equity efforts. As a Scotsman, Robert (along with fellow Scotsman Quentin Jackson) fills a void left by outgoing Swede Stig Ramel by offering international insights, especially on the increasingly relevant European front.

   BILL D'ALONZO - Bill's been involved with the Brandywine Funds since the very beginning. He started as a researcher with Friess Associates in 1981, became Chief Investment Officer in 1997 and is slated to become Chief Executive Officer in 2002.

   FOSTER FRIESS - Foster founded Friess Associates and created the Brandywine Funds. He's been Chairman of the Board since the beginning. He also currently serves as Chairman and Chief Executive Officer of Friess Associates, LLC, the Funds' advisor. BusinessWeek wrote: "Friess may be the longest-surviving successful growth-stock picker, having navigated markets for 36 years."

   QUENTIN JACKSON - Quentin assesses risk for a living. He's President and Chief Executive of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies to provide property and accidental outage insurance to all operating nuclear power stations in the United States and some overseas, too. He offered an insightful risk assessment of your portfolio after September 11, and is an excellent source on the energy sector, which itself is a telling barometer for many other industries.

   STUART MCFARLAND - As President and Chief Executive of Pedestal Inc., an Internet-based company that provides a trading platform for mortgage loans and mortgage-backed securities, Stuart knows a thing or two about markets. As for other investments, he held the same job titles at GE Capital Asset Management. Stuart also served as Chief Financial Officer of the Federal National Mortgage Association (Fannie Mae), giving him additional expertise on issues of capital markets, finance and federal regulation.

   DICK SCARLETT - As Chief Executive of Wyoming's largest bank holding company, United Bancorporation of Wyoming, Dick offers expertise on regional and national economic matters and possesses a strong background in commercial and real estate lending in the western U.S. One of the banks under the United umbrella, Jackson State Bank, has been recognized every year since 1998 as the best-performing subchapter-S bank with more than $300 million in assets based on returns on assets and equity.

   MARVIN "SKIP" SCHOENHALS - Skip is Chairman and President of WSFS Financial Corporation. Skip's insights into Fed policy, money flows, commercial lending and other issues he confronts as Chief Executive of Delaware's second-largest independent bank (WSFS Bank) have already proved his importance to the Board. His re-election helps ensure a smooth transition with the new Board members.

   JIM ZUG - A former Senior Partner and Managing Director, International at PricewaterhouseCoopers and its predecessor Coopers & Lybrand, Jim spent 36 years in the auditing business. He served large corporations in a variety of industries, including financial services clients such as mutual fund managers, venture capitalists and the International Monetary Fund.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                            Chief Investment Officer
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                   President
                             Friess Associates, LLC
                                Jackson, Wyoming

                        Charles Quentin Sweeting Jackson
                         President and Chief Executive
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                         President and Chief Executive
                                 Pedestal Inc.
                                 Washington, DC

                            W. Richard Scarlett, III
                          Chairman and Chief Executive
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
(800) 656-3017              www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, NA
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; and Paul Robinson, Vice President

              Report Staff: Chris Aregood, Dave Marky, Adam Rieger

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

Brandywine Advisors Fund's one-year total return through 12/31/01 was -19.24 percent. The Fund's annualized return since inception was -14.83 percent.

This material is appropriate for use only when accompanied or preceded by a current Brandywine Advisors Fund prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of December 31, 2001, the Fund did not hold the securities discussed, unless they are listed in the accompanying financial statements.

The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P Technology Index is a market-value weighted index consisting of technology related companies in the S&P 500, as determined by Standard and Poor's. The Nasdaq Industrial Index is a capitalization-weighted index that measures the performance of all Nasdaq stocks in the industrial sector and does not include income. Baseline Financial Services, Inc. (Baseline), provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections.

The Morningstar Mutual Fund August 2001 publication highlighted 93 mid-cap growth funds of the 408 they track in the category. While Brandywine Advisors Fund was not listed among the 93 funds, its -21.47 percent total return for the year ended 10/31/01 outperformed 88 percent of those funds. Average annual total returns through 10/31/01 for the Funds included in this group were based on returns calculated by FactSet. FactSet Research Systems Inc. is a major supplier of online integrated financial and economic information to the investment management and banking industries.